UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 3, 2004

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-25434                                     04-3040660
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     (Commission File Number)               (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA                          01824
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (978) 262 2400
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.


       Exhibit
       Number     Description
       ------     --------------------------------------------------------------
         99.1     Press release dated May 3, 2004 of Brooks Automation, Inc.
                  (the "Company") announcing a legal settlement in Israel.

Item 12. Results of Operations and Financial Condition.

      On May 3, 2004, the Company issued a press release announcing a legal settlement in Israel. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein in its entirety by reference.

      Limitation on Incorporation by Reference. The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004                     BROOKS AUTOMATION, INC.

                                       By: /s/ Robert W. Woodbury, Jr.
                                           Robert W. Woodbury, Senior Vice
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -------------------------------------------------------------------
   99.1 Press release dated May 3, 2004 of Brooks Automation, Inc. announcing a legal settlement in Israel.